WAIVER OF TRIGGER EVENT

This Waiver of Trigger Event (this “Waiver”) is entered into as of October 23, 2009, by and between St. George Investments, LLC, an Illinois limited liability company (“Lender”), and Radiant Pharmaceuticals, Inc., a Delaware corporation (formerly AMDL, Inc.) (“Borrower”).

A. Borrower previously issued to Lender a certain Convertible Promissory Note dated September 15, 2009 (the “Note”).

B. Pursuant to Section 8(b) of the Note, a decrease below Fifty Thousand Dollars ($50,000.00) in ten-day average daily trading volume of Borrower’s stock results in the occurrence of a Trigger Event (as defined in the Note) under the Note (the “Section 8(b) Trigger Event”).

C. On each of October 20, 2009 and October 21, 2009, the Section 8(b) Trigger Event occurred and Lender notified Borrower of such occurrence pursuant to a certain notice from Lender to Borrower dated October 22, 2009.

D. The occurrence of the Section 8(b) Trigger Event triggered certain provisions under the Note, including the increase of the principal balance of the Note by 125%, the acceleration of all amounts due under the Note, and an increase in the interest rate of the Note to 18%.

E. Borrower desires that Lender waive the Section 8(b) Trigger Event and Lender has agreed to do so subject to the terms and conditions of this Waiver.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Waiver. Subject to Borrower’s compliance with the terms and conditions of this Waiver, Lender hereby waives the occurrence of the Section 8(b) Trigger Event, effective as of the date the Section 8(b) Trigger Event first occurred, and continuing through December 31, 2009. This Waiver shall not apply to any Trigger Event (including, without limitation, any Section 8(b) Trigger Event) on or after January 1, 2010. On and after January 1, 2010, the existence of any Trigger Event will be determined in all respects as set forth in the Note.

2. Stock Issuance. In consideration of Lender’s waiver set forth in Section 1 above, Borrower shall issue to Lender 250,000 shares of its common stock, $0.001 par value per share (the “Common Shares”). The Common Shares shall be evidenced by stock certificates issued in Lender’s name and delivered to Lender on or before October 30, 2009. Borrower further agrees to register the Common Shares under the Securities Act of 1933, as amended, on or before December 4, 2009.

3. Failure to Comply. Should Borrower fail to comply with either of the conditions set forth in Section 2 hereof, Lender’s waiver given herein shall immediately be deemed withdrawn and the occurrence of the Trigger Event shall again be effective as of the first date the Trigger Event occurred. In addition, Lender shall remain entitled to the Common Shares as compensatory damages for Borrower’s breach of its obligations under the terms of this Waiver.

4. Ratification of Note. The Note shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. No waiver other than the Section 8(b) Trigger Event may be implied by this Waiver and Lender reserves its rights with respect to the occurrence of any other Trigger Event at any time. Except as expressly set forth herein, the execution, delivery, and performance of this Waiver shall not operate as a wavier of, or as an amendment of, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof.

5. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Waiver as of the first date above written.

BORROWER:

RADIANT PHARMACEUTICALS, INC.

By: _____________________________________________
Name: Douglas C. MacLellan___________ Title:
Chairman & CEO______________

LENDER:

ST. GEORGE INVESTMENTS, LLC
          By: _____________________________________________      John M. Fife, Manager

[Signature page to Waiver of Trigger Event]